UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

FALCONSTOR SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Huntington Quadrangle, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 631-777-5188

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant's Certifying Accountant

On June 12, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of FalconStor Software, Inc., a Delaware corporation (the “Company”), approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2015, effective immediately, and dismissed KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through June 12, 2015, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except that KPMG LLP advised the Company of the existence of a material weakness as of September 30, 2014 relating to the precision of the Company’s contract review control over revenue which was remediated by the Company as of December 31, 2014. Accordingly, KPMG’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014, which was included in the Company’s Form 10-K for the fiscal year ended December 31, 2014, did not contain an adverse opinion thereon.

The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter dated June 16, 2015, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through June 12, 2015, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
	Exhibit Number	Description
	16.1	Letter of KPMG LLP, dated June 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONSTOR SOFTWARE, INC.

Date: June 16, 2015	By:	/s/ Louis J. Petrucelly
		Name:	Louis J. Petrucelly
		Title:	Executive Vice President, Chief Financial Officer and Treasurer